MyDx™

Ticker: MYDX

ORGANA Dx AQUA Dx AERO Dx CANNA Dx



OTCQB:MYDX


MyDx
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CANNA Dx
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MyDATA
MyDx
CANNA Dx

Corporate Presentation

MyDx, Inc.

Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are "forward-looking statements" relating to future events, as that term is defined in Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful commercialization of the Company's products, development of new products, the impact of competitive products or pricing, technological changes, the uncertainty regarding the laws and regulations governing the use and sale of cannabis, the effect of economic conditions, and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. Except as required by Federal securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

This presentation is for informational purposes only. This presentation does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

The Challenge

Today, there is no quick, easy and affordable way for consumers to **test** the **safety** & **composition** of what they **eat, drink** and **inhale**.

The Solution

MyDx

- CDx is a Science & Technology Company founded 2013, Headquarters in San Diego, CA
- **Mission:** Empower consumers to **Trust & Verify™** what they put into our minds & bodies.
- Developed MyDx™ (My Diagnostic), the first handheld chemical analyzer for consumers.
- Quick, easy & affordable way for consumers to test the safety & composition of what they eat, drink & inhale.
- Raised $7.6m in private equity (Jan 2014 - Feb 2015)
- Successfully Developed and Tested 220 Beta Units in the Field in February 2015
- Completed reverse merger with MyDx, Inc. May 2015
- Up-listed to OTCQB May 2015 (OTCBB: MYDX)
- CannaDx Product Released July 2015. Became a Revenue Generating Company.
- MyDx Named Official Marijuana Analyzer of the Cannabis Community in August 2015 by MassRoots [MSRT] – who has over 500,000 grassroots followers.





CDX LIVE PURE

Our Simple & First-Mover Advantage

How does MyDx work?

1

Connect

Automatically connect MyDx device to the App on your mobile phone



2

Sample

Place the sample in the test chamber on your MyDx device



3

Measure

Get the results via the MyDx app



- MyDx is the First handheld chemical analyzer for consumers to measure chemicals of interest
- Provides analysis at a price point/sensitivity others cannot match
- Affordable unit price ($699) will decrease with economies of scale and with product financing solutions.
- Simple 3 step process – 3 minute test
- “Razor/Razor Blade approach means recurring revenue
- Consumers are increasingly interested and mindful of what they put into their minds and bodies

MyDx Solution Components

$699.00



MyDx Analyzer

The MyDx Analyzer is portable, wireless, and operates quietly.

$69.95



MyDx Sensors

$1.49



MyDx Sensor Inserts

Replaceable MyDx Sensor Inserts ensure each test is clean with vacuum air connection.

Each Sensor is interchangeable and specifically designed for each targeted application.



MyDx App

Available for iOS or Android phones to help operate and track MyDx samples.

FREE

MyDx Cloud

Massive Knowledge Base of MyDx Fingerprints and Total Chemical Profile data.

CDX LIVE PURE

Our Technology

- An electronic nose is engineered to detect molecules in vapor using nature's engineered designs
- Leveraging technology used for over 15 years
- Space Station - NASA tested air quality for astronauts
- U.S. Department of Homeland Security & Bill and Melinda Gates Foundation funded certain applications of technology
- Sample placed in the MyDx device is analyzed by 16 sensor channels


Human
Sense of Smell
Electronic
Sense of Smell
Sampling chemical vapors
Conversion to electrical impulse
Processing & interpretation
TOUCH
TASTE
VISION
SMELL
HEARING

OrganaDx™

ORGANADX

Test what you EAT for organic properties

The OrganaDx™ sensor will initially test for the most common pesticides linked to Cancer

A booming industry:

- The global organic food & beverage market is expected to grow from $80B in 2013 to $162B by 2018 – 15% Compounded Annual Growth Rate (CAGR)[1]
- Over 10% of fruits & vegetables in the U.S. are sold as "Organic"[2]



Global Organic Food & Beverage Market1
$80B
$97
$113
$129
$145
$162B
15% CAGR: 2013-2018
2013
2014E
2015E
2016E
2017E
2018E

1) Reportlinker.com; June 2014
2) Organic Trade Association - OTA's 2014 Organic Industry Survey

AquaDx™

MyDx

AQUADX

Test what you DRINK for harmful chemicals

The AquaDx™ sensor will test for contaminants found in your water

Example: Bisphenol-A (BPA), used in the construction of water delivery pipes, are not even on the list of those regulated by the Safe Drinking Water Act[1]

New York Times reported that the water for 49M+ U.S. citizens contained illegal concentrations of arsenic, uranium, and bacteria.


Do you know what's in your Water?

1)Drinking Dirty Water: Is America's Water Safety In Jeopardy?; Mar 2013

AeroDx™

AERODX

Test what you INHALE for air quality

The AeroDx™ sensor will measure elements of the E.P.A. air quality index by monitoring certain chemicals in the air

Indoor & outdoor air quality testing

U.S. indoor air quality equipment market is expected to grow from to $5.8B by 2019 (7% CAGR)[2]

1)U.S. Consumer Product Safety Commission
2)BCC Research, Sept 2014

Air Quality Index

AQI VALUES	LEVELS OF HEALTH CONCERN
0 to 50	GOOD
51-100	MODERATE
101-150	UNHEALTHY FOR SENSISTIVE GROUPS
151-200	UNHEALTHY
201-300	VERY UNHEALTHY
301-500	HAZARDOUS

U.S. Indoor Air Quality Equipment Market2


$4B
$4
$5
$5
$5
$6B
7% CAGR: 2014-2019
2014E
2015E
2016E
2017E
2018E
2019E

CannaDx™

Find a Cannabis STRAIN that works for you

- The CannaDx™ sensor tests cannabis for 25 important chemicals of interest, including Cannabinoids and Terpenes
- The federal government doesn't mandate medical cannabis testing
- Chemical composition lab measurement is rarely consistent
- Projected market forecasts are increasing:
- 27 medical compassionate states
- 5, including DC, adult use states
- Grew 74% to 2.7 Bn 2014. $10.8Bn by '18

CANNADX

State Cannabis Laws Map[1]


Cannabis Legalization Status
Medical cannabis legalized
Cannabis legalized for recreational use
No laws legalizing cannabis


Series 1
U.S. Medical Cannabis Market2
$2B
$3
$5
$7
$8
$10B
46% CAGR: 2013-2018
2013
2014E
2015E
2016E
2017E
2018E

1) Governing The States and Localities, Nov 2014
2) ArcView Market Research; Nov 2013
3) http://www.canorml.org/RingTestOShaughnessys_Aut11.pdf
4) Marijuana Business Factbook 2015

CDX LIVE PURE

The CannaDx Solution

MyDx

MyDx

Real Time Afforadable Cannabis Testing in the Palm of your Hands

The MyDx™ Analyzer

The next generation of consumer grade cannabinoid and terpene testing for cannabis flower.



MyDx
CANNA Dx

- Real Time measurement of the chemical profile of raw cannabis flower, covering Cannabinoids and Terpenes.
- Handheld, battery operated, fits in your back pocket.
- Easy to use (no training required other than operating a smartphone that connects to your device via bluetooth).
- Tracking journal of what you tested and how it made you feel.
- Recommendation engine that leverages your testing and feeling data to recommend strains that will work for you.

MyDx Cloud

6335 Ferris Square, Suite B, San Diego, CA 92121 | 800.814.4550   CDxLife.com

MyDx



Technical Specifications

Physical Specifications

Weight	230g
Dimensions	32 cm (W) x 7.7 cm (D) x 2.9 cm (H)
Typical Noise Output	0.5 PPM (500 PPB)
Wired Communication Protocols	MicroUSB
Wireless Communication Protocols	Bluetooth, WiFi

Power and Battery

Battery Charging Capability	Micro USB and Power Supply with Adapter
Battery Nominal Voltage	3.7V
Regulatory Approvals	FCC & CE
Operational Time	6 hours (Continuous measurement)
Standby Time	1 day *(Blue LED light on indicating connected via Bluetooth)*
Sleep Mode	7 days (Device on and LED lights off)
Full Charge Time via Power Adapter	4.5 hours (270 minutes)
Full Charge Time via USB	8-15 hours
Storage Temperature	5°C - 40°C

Total Canna Profile™ (TCP)

The MyDx Total Canna Profile™ (TCP) is a proprietary cannabis index based on a set of algorithms and associated data resulting from using the MyDx handheld analyzer and mobile app. TCP senses and reports a profile of Cannabinoids, Terpenes and other elements & characteristics of the cannabis sample. TCP, when correlated with feeling, provides a user with the ability to find a cannabis strain that works for them.



Total Canna Profile™

Terpenes Covered*

α-Pinene	Linalool	Ocimene	g-Terpinene
Myrcene	Geraniol	3-Carene	Isopulegol
β-Pinene	β-Caryophyllene	α-Terpinene	Nerolidol
α-bisabolol	Humulene	p-Cymene	Guaiol
Limonene	Caryophyllene Oxide	Eucalyptol	Camphene
Terpenolene			

Cannabinoids Covered*

THC, *CBD, CBN

*Not reported in all tests with current version of our sensor.

MyDx
Ticker: MYDX

It's NOT about THC *(Tetrahydrocannabinol)*
It's about TCP *(Total Chemical Profile)*


BACK
MyDx
Harle-Tsu
Feeling
Content
Intake Info
Total Chemical Profile
Strain Type
Hybrid
Dosage
Milligrams of API
N/A mg
Cannabinoids
Total THC
5.11 %
Total CBD
9.85 %
ADD TO MY PROFILES
Helps You Relieve (rate each symptom)
Anxiety
Epilepsy
Intelligence
Makes You Feel (rate each feeling)
More Happy
Less Energetic
More Energetic
More Focused
More Relaxed
Save To MyData +

Cannabis contains over 400 chemical compounds that can effect our minds and bodies.

These Cannabanoids, Terpenes, and Flavonoids work together to create an Entourage Effect, and ultimately the Total Chemical Profile of the plant dictates the resulting physiological impact on our minds and bodies.

MyDx will test for the Total Chemical Profile of the plant and correlates that with how it makes you feel, or what it helps you relieve, so you can find a strain profile that works for you

CDxLife.com

It's not about THC, it's about TCP.

Key Functional Areas for MyDx


Analyze Strains
Capture Experience
Seek Recommendation
Get Information

CannaDx – HIPPA Compliant Data

MyDx

1. As **users test samples of cannabis**, MyDx provides a chemical analysis revealing the abundance of medically relevant terpenoids & cannabinoids
2. Users **enter feedback** in MyDx App to track how each chemical profile affects them
3. MyDx App **correlates chemical compositions with ailment relief and/or feelings** (i.e. stress, anxiety & pain)



Total Chemical Profile
MyDx Profile
Epilepsy,Pain
Charlotte's Web
Harle-Tsu
Harlequin

4. Goal is to **empower consumers to create a personalized profile that defines ideal chemical composition**

Database & mining could be very valuable

Manufacturers

- Know precisely what you're growing
- Optimize plant growth conditions
- Enjoy more profits from better quality product

Distributers

- Know exactly what you are buying and selling
- Capture real-time quality control at the POS
- Track buying/selling history and sources

Consumers

- Know what you are putting in your body
- Test the safety and Potency (%THC, CBD, etc)
- Find the best strain that works for you

Regulators

- Know what you're tracking
- Track production lots with "chemical fingerprint"
- Consumer Grade (Mothers)

CDx LIVE PURE

Business Model Overview

MyDx

Consumer via Web and E-commerce	Direct Sales, Tradeshows	Wholesale & channel

Web Sales

- Buy direct from website
- Keyword & SEO traffic
- Social media Facebook, twitter, Instagram, etc.
- Give away campaigns, etc.

Inside Sales

- B2B & B2C inside sales representatives (3 currently – focused on CannaDx)
- Additional sales representatives added as needed

Channel Partner Development

- Over 60 distribution prospects
- Securing PO's and Contracts
- Focusing on large partners who order 100's or 1000's of units

CDX LIVE PURE

Growth Strategy

MyDx

Build Public Awareness	• Marketing • Advertising • Tradeshows • Social media • Public relations • Investor relations
Expand Sales Force	• Inside sales • Leverage channel partner sales teams
Develop Channel Relationships	• Increase pipeline • Gain PO's and Contracts • Start Retail Relationships • Continue Industry Partnerships
Product Development	• Canna (further product expansion & cost reduction) • Organa – Product Development • Aero & Aqua – Future Markets • Custom sensors for niche markets (food safety, wine industry, etc.)
Exploit CannaDx Database	• Possible future sale of data • Create MyDx Medical

International Expansion	• Europe & Asia
	  • Cannabis as countries come online
	  • Organa, Aero, Aqua (multiple country specific opportunities)

CDx LIVE PURE

IP Protection

- **MyDx, Inc. Intellectual Property:** CDx IP Covers the rights to a family of 4 pending application patents to detect chemicals in solids liquids, and gases and outline a novel method for drug development, preparation & administration that bypasses preclinical validation by going directly to the consumer.

- **Licensed IP:** Ongoing Exclusive Worldwide License (Cannabis field of use) from Next Dimension Technologies, Inc. to over 30 issued patents that cover all aspects of their commercial conducting polymer based sensor array technology. The company's key patents protect the composition of the sensors, the sensor manufacturing processes, sensor substrate design, data analysis routines, and use of the sensors in a broad range of applications.



- **Licensed IP:** 10 Year Exclusive Worldwide License for the utilization of a patented carbon nanotube based electronic nose sensor for the Cannabis Market. The company's key patents cover manufacturing methods and technology (4 patents: 1 issued, 3 pending).

- **Trade Secret:** Development partner will manufacture disposable sensors in California and maintain it as a trade secret and will provide option for CannaDx to outsource if they cannot deliver on price/quality requirements outlined in our agreement.

CDX LIVE PURE

3 Year Business Plan Status

MyDx

STAGE	FOCUS	RESULTS
Proof of Concept	Seed Financing Product Proof of Concept Market Proof of Concept	✓ **2013: FOUNDATION ESTABLISHED** ☑ Seed Funding Secured from Yazbeck Group ($210,000) ☑ Prepared product and market for crowdfunding campaign ☑ Strategic Partners secured for both R&D and Market ☑ Intellectual property portfolio established
Development	Series A Financing MyDx Product Development CannaDx Market Development	✓ **2014: PRODUCT DEVELOPED** ☑ Crowdfunding Launched Jan 2014 (220+ Pre-Orders) ☑ Series A Preferred: Closed April 2014 ($600,000) ☑ Convertible Notes: Closed September 2014 ($2M) ☑ Developed MyDx Canna Beta Product ☑ Manufactured MyDx Canna Beta Product ☑ Expand IP Portfolio
Commercialization (Product & Market)	Manufacturing Supply Chain Sales and Marketing Distribution Channels Complete Next Gen Sensor Development (Organa / Canna+)	✓ **2015: PRODUCT RELEASED** ☑ 2/15 – Shipped 220 MyDx Beta Pre-Paid Units ☑ 3/15 - Series B Preferred ($4.8M) ☑ 5/15 - Completed Reverse Merger [OTCQB:MYDX] ☑ 7/15 - MyDx Canna Product Released ☑ 8/15 – Organa Preliminary R&D Completed ☑ 8/15 – Company Reorganization (R&D To Revenue) ☑ 9/15 – MYDX, Inc. Offering ($2M) to support FOCUS
Next Generation	International Market & Sales Expansion New Core Technology Development New Applications Development Next Gen Products	**2016+: GROWTH** ❑ Global Market Footprint ❑ Spinout Verticals

CDX LIVE PURE

The Team

MyDx

Investor & Public Relations Team

Accounting & Finance Team

Albert Hugo Martinez (CEO) INVESTOR RELATIONS

Public Market Consultants

BPM Auditor

Paulson Investment Bank

Steve Davis Legal Counsel Securities

Greenbridge Counsel Cannabis Industry

Overman Law Intellectual Property

LEGAL

NATCO Transfer Agent

Wilson Sonsini Legal Counsel

Board of Directors
Daniel Yazbeck | Mike Harris
Federico Pier | George Jackoboice
Ed Roffman | Stephen Katz

Jotti Dhillon Operations



Trinet Human Resources

Board of Advisors
Alex Hern – Stragetic Partnerships
Kaled Awada – Human Resources
Lori Ferrara – Industry Relations
Betty Aldsworth – Federal Relations

Next Dimension Technologies System Developer

AQS Contract Manufacturing

SD Pharm Labs / Travis Loffland Application Development

Daniel Yazbeck (CTO) PRODUCT

Rob Vigil Software Data Algorithms

Electrical Industrial Mechanical Engineering Teams

Matt Kaplan EVP Sales & Marketing

Garette Customer Service

Sean Meehan Channel Partner (EU)

David Bortolin (CRO) MARKET

Distribution Channels

Nick Hadler Social Media

INTERNAL USE ONLY

CDX LIVE PURE

Use of Proceeds - $2M

- MyDx is now a Revenue Generating Company
- Focused on $2M Capital Raise to:
  - Recruit New Talent for Continued Growth
  - Increase Inventory and Support Economies of Scale
  - Expand Marketing, Sales and Distribution Efforts
  - Expand Investor Relations Activities [OTCQB:MYDX]
  - Accelerate Organa / Canna+ Development

Key Takeaways

MyDx

- First mover advantage in creating a hand-held, portable analyzer that detects chemicals of interest
- MyDx provides chemical analysis at a price point/sensitivity others cannot match
- Patented and Licensed technology provides a sustainable competitive advantage
- Aggressively pursuing massive organic food & cannabis market opportunities first
- "Sensory/experiential" database creates a highly unique asset
- Experienced management team
- Help us Legalize the Industry… With DATA.





MyDx Contacts

MyDx, Inc.

Daniel Yazbeck
6335 Ferris Square, Suite B
San Diego, CA 92121
Tel (800) 814-4550
daniel@cdxlife.com
www.cdxlife.com